Fair Value Disclosures	3 Months Ended
Mar. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value Disclosures
Fair Value Disclosures
ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received for selling an asset or paid to transfer a liability in an orderly transaction between market participants at a measurement date and requires assets and liabilities carried at fair value to be classified and disclosed in the following three categories:

•	Level 1 – Quoted prices for identical instruments in active markets
•
Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are inactive; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets at measurement date

•	Level 3 – Valuations derived from techniques where one or more significant inputs or significant value drivers are unobservable in active markets at measurement date

Fair Value of Financial Instruments

The following table presents an estimated fair value of the Company's senior notes measured on a recurring basis. The estimated value is based on Level 2 inputs, which primarily reflect estimated prices for our Notes obtained from outside pricing sources.

	March 31, 2017		December 31, 2016
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(dollars in thousands)
7.25% Senior Notes due 2022, net (1)	$241,738	$251,875	$—	$—

(1) The carrying value for the Senior Notes, as presented, is net of the unamortized discount of $2.6 million and $5.7 million of debt issuance costs. The unamortized discount and debt issuance costs are not factored into the estimated fair value.
The Company determined that the fair value estimate of its unsecured revolving credit facility is classified as Level 3 within the fair value hierarchy. The Company had no outstanding balance on the revolving credit facility at March 31, 2017, and the estimated fair value of the outstanding revolving credit facility balance at December 31, 2016 approximated the carrying value due to the short-term nature of LIBOR contracts.
The Company considers the carrying value of cash and cash equivalents, restricted cash, contracts and accounts receivable, accounts payable, and accrued expenses and other liabilities to approximate the fair value of these financial instruments based on the short duration between origination of the instruments and their expected realization. The fair value of amounts due from affiliates is not determinable due to the related party nature of such amounts.